                                                                    EXHIBIT 10.8


                                    SOFTBANK
                            MASTER SERVICE AGREEMENT

--------------------------------------------------------------------------------
                                  CONFIDENTIAL
--------------------------------------------------------------------------------

This Master Service Agreement is made this 1st day of August, 1998, between Juno Online Services, L.P., a Delaware Limited Partnership, with offices located at 120 West 45th Street, New York, New York 10036 (hereinafter referred to as "CLIENT") and Upgrade Corporation of America d/b/a SOFTBANK Services Group, a Delaware Corporation, with offices located at 699 Hertel Avenue, Buffalo, New York 14207-2398 (hereinafter referred to as "SOFTBANK").

                                    RECITALS

     WHEREAS, CLIENT desires to have certain technical support services provided to its user base; and

     WHEREAS, SOFTBANK has certain experience and capabilities in handling the tasks involved in providing technical support services; and

     WHEREAS, CLIENT wishes to obtain the benefit of such experience and capabilities by utilizing certain technical support services of SOFTBANK; and

     WHEREAS, SOFTBANK agrees to supply CLIENT with the Services of its staff to perform the Services described in this Agreement and CLIENT agrees to use such Services of SOFTBANK's staff for such purposes;

     NOW, THEREFORE, in consideration of the covenants derived hereunder the parties agree as follows:

1.  SOFTBANK SCOPE OF SERVICES

     SOFTBANK agrees to use its best efforts to provide one or more of the following Services, as mutually agreed upon and further set forth in the Service Fee & Responsibilities Attachment and detailed Specifications Form mutually agreed upon between SOFTBANK and the CLIENT ("the Services").

2.  SOFTBANK RESPONSIBILITIES

     SOFTBANK will provide to CLIENT its Services in a professional workmanlike and timely manner and as set forth in the Service Fee & Responsibilities Attachment and detailed Specifications Form.

3.  CLIENT RESPONSIBILITIES

     In order for SOFTBANK to fulfill its obligations under this Agreement, it is necessary that CLIENT reasonably cooperate and assist SOFTBANK in SOFTBANK's performance of its obligations under this Agreement by timely performing its responsibilities set forth in the Service Fee & Responsibilities Attachment. In the event either party fails to perform its Responsibilities in a timely manner and such failure causes either party to incur additional cost, that party shall reimburse the other party for such additional costs, provided they are reasonable and documented and provided there has been notice by the other party of a failure that will cause such costs to be incurred.

4.  DEDICATED REPRESENTATIVES

     SOFTBANK shall appoint one qualified staff member ("SOFTBANK ACCOUNT SERVICE REPRESENTATIVE"), who will (i) have authority to act for SOFTBANK and to make binding decisions with respect to this Agreement, unless otherwise limited herein; (ii) submit material and information requests to CLIENT; (iii) provide access to SOFTBANK's staff to answer questions; and (iv) provide schedules and plans to CLIENT for CLIENT's review and/or approval.

     CLIENT shall appoint one qualified staff member ("CLIENT ACCOUNT SERVICE REPRESENTATIVE"), who will (i) have authority to act for CLIENT and to make binding decisions with respect to this Agreement; (ii) review promptly information supplied by SOFTBANK; (iii) provided and assume responsibilities for accuracy of CLIENT's information and data required by this Agreement; and (iv) provide access to CLIENT staff to answer questions, and provide training to SOFTBANK as more fully described in the Service Fee & Responsibilities Attachment.

                           CONFIDENTIAL & PROPRIETARY
                                     Page 1

                  (THIS SECTION HAS BEEN INTENTIONALLY REMOVED)


6.  CONFIDENTIALITY

     Both parties acknowledge that each party will be disclosing to the other confidential and proprietary information relating to their past, present and future activities, products, services, customer lists, customer profiles, business plans, business practices and other information designated as confidential ("CONFIDENTIAL INFORMATION"). The Confidential Information may be disclosed orally or in writing, and all information, unless otherwise indicated, shall be deemed to be confidential and proprietary. Confidential Information, however, does not include information that: (i) is now or subsequently becomes generally available to the public through no fault or breach on the part of recipient; (ii) recipient can demonstrate to have had Confidential Information rightfully in its possession prior to disclosure; (iii) is independently developed by recipient without the use of any Confidential Information (other than Properties defined in Section 7); or (iv) recipient rightfully obtains from a third party who has the right to transfer or disclose it. In addition, both parties agree that (a) all information disclosed or learned from CLIENT's end-users; and (b) the properties shall be considered CLIENT Confidential Information for all purposes hereunder.

     Both parties agree to hold the Confidential Information confidential and will not disclose it to any unauthorized employee of CLIENT and/or SOFTBANK, and will prevent dissemination to any unauthorized person who is not an employee of CLIENT or SOFTBANK without the prior written consent of the other party. Both parties agree not to use the Confidential Information of the other party for any purpose other than the fulfillment of its obligation under this Agreement. Notwithstanding anything to the contrary herein, recipient is permitted to make, and this Agreement does not restrict, disclosure of Confidential Information of the other party in a judicial, legislative or administrative investigation or proceeding or to a government or other regulatory agency, provided that, to the extent permitted by, and practical under, the circumstances, recipient provides to discloser (i) prompt notice prior to any such disclosure hereunder; or (ii) if prompt notice is not permitted or practical under the circumstances, prompt notice after such disclosure.

     SOFTBANK acknowledges that it has all employees enter into an agreement whereby they agree not to disclose or use the Confidential Information.

     SOFTBANK agrees that as a result of SOFTBANK's performance of the Services, SOFTBANK enhances or improves the CLIENT's customer lists, such enhancements or improvements will be the property of CLIENT and shall be considered CLIENT Confidential Information for all purposes hereunder.

     All Confidential Information remains the property of the disclosing party and no license or other rights in the Confidential Information are granted hereby to the other party. Further, both parties agree to return all Confidential Information of the other party regardless of the media in which it is stored, including, but not limited to, records released to either party for marketing and distribution Services, immediately upon either party's written request and in the case of termination or expiration of this Agreement, within thirty (30) days of such event.

     Both parties acknowledge that unauthorized disclosure or use of Confidential Information could cause irreparable harm and significant injury which may be difficult to ascertain. Accordingly, both parties agree that the aggrieved party will have the right to seek immediate injunctive relief from breaches of this Agreement, in addition to any other rights and remedies it may have.

7.  PROPRIETARY RIGHTS

     CLIENT shall own all right, title and interest in and to hard copy materials or information resulting from Services, including without limitation, suggestions and solutions proposed by SOFTBANK to resolve problems raised by CLIENT's end-users (collectively, the "Properties"). SOFTBANK acknowledges that the Properties shall be "work made for hire". CLIENT shall be considered the author of the Properties for the purpose of copyright. If the Properties or any portion thereof is determined not to be "work made for hire", then SOFTBANK hereby irrevocably assigns, transfers, releases and conveys to CLIENT all right, title and interest in and to the Properties. SOFTBANK shall, upon CLIENT's request, enter into any further assignments or waivers of the Properties or the intellectual property rights related to the Properties as CLIENT deems necessary or appropriate. As between SOFTBANK and CLIENT, CLIENT shall have the exclusive rights to the Properties. For all purposes hereunder, the Properties shall be deemed the Confidential Information of CLIENT.

     SOFTBANK shall be the sole and exclusive owner of any technology created by SOFTBANK which is intended for use among its clients, and any modifications or derivative works to said technology that are created by SOFTBANK in connection with its performance of this Agreement. CLIENT acquires no right to use, transfer, assign, license or otherwise

                           CONFIDENTIAL & PROPRIETARY
                                     Page 2
exploit in any manner any portion thereof for any purpose whatsoever, unless CLIENT shall have first negotiated and obtained on terms acceptable to SOFTBANK and CLIENT an agreement stating otherwise to be incorporated herein.

8.  WARRANTIES; WARRANTY DISCLAIMERS

     SOFTBANK WARRANTS AND REPRESENTS THAT IT HAS ALL RIGHTS, LICENSES AND AUTHORIZATIONS REQUIRED TO ENTER INTO AND PERFORM THIS AGREEMENT AND THE PERFORMANCE BY SOFTBANK OF ITS OBLIGATIONS PURSUANT TO THIS AGREEMENT WILL NOT VIOLATE ANY FEDERAL, STATE OR LOCAL LAW, RULE OR REGULATION.

     EXCEPT AS PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS OF EITHER PARTY'S WORK OR PRODUCT FOR ANY PARTICULAR PURPOSE. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, OR SPECIAL DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) INCURRED BY EITHER PARTY AS A RESULT OF ANY BREACH BY EITHER PARTY ARISING FROM OR RELATED TO THIS AGREEMENT, EXCEPT AS PROVIDED IN SECTION 9 (INDEMNIFICATIONS) HEREOF OR BREACHES OF A PARTY OF ITS CONFIDENTIALITY OBLIGATIONS HEREUNDER.

     The end-user will receive the benefits and warranties contained in the Client software license agreement that accompanies each and every copy of the product.

9.  INDEMNIFICATIONS

     Notwithstanding any of the following, CLIENT will not be liable to indemnify SOFTBANK under the terms of any provision to the extent SOFTBANK's liability is in any way the result of SOFTBANK's error.

     a) CLIENT shall indemnify and hold SOFTBANK harmless from any demands, claims or suits from third parties for damages or expenses, including attorneys' fees, arising out of the use of CLIENT's products by end-users or SOFTBANK's use of CLIENT provided resources or information including, but not limited to, suits or proceedings based upon (i) a claim of infringement or wrongful use of any patent, copyright, trade secret or other right of any third party; or (ii) a claim of product defect or failure to conform to published specifications; or
(iii) claims related to SOFTBANK's providing technical support assistance to CLIENT's customers based upon information provided by CLIENT; or (iv) SOFTBANK's authorized use of CLIENT's Confidential Information, in SOFTBANK's performance of this Agreement as provided herein; or (v) a claim of an unfair or deceptive act and practice of the CLIENT; or (vi) any acts, which do not comply with applicable State or Federal law and were performed by SOFTBANK at the direction of the CLIENT.

     b) In the event the CLIENT decides to obtain its own telephone carrier to be used by SOFTBANK, the CLIENT shall not hold SOFTBANK liable and shall indemnify and hold SOFTBANK harmless from any demands, claims or suits for damages or expenses, including attorneys' fees and costs arising from suits or proceedings based upon a claim resulting from any disruption of telephone service to SOFTBANK which renders SOFTBANK unable to perform its services as stated in this Agreement.

     SOFTBANK shall indemnify and hold CLIENT harmless from any demands, claims or suits from third parties for damages or expenses, including attorneys' fees, arising out of (i) any and all claims that the Services provided under this Agreement infringe any patent, copyright, trade secret or other right of any third party; or (ii) any and all claims related to SOFTBANK's providing technical support assistance to CLIENT's customers which is not based upon information provided by CLIENT; or (iii) SOFTBANK's unauthorized use of CLIENT's Confidential Information; or (iv) any and all claims of unfair or deceptive acts and practices of SOFTBANK; or (v) any and all acts which do not comply with applicable State or Federal law and were performed by SOFTBANK.


10.  REMITTANCE PROCESSING



                  (THIS SECTION HAS BEEN INTENTIONALLY REMOVED)



11.  SOFTBANK FEES

     CLIENT agrees to pay SOFTBANK for the performance of its Services in accordance with the Service Fee & Responsibilities Attachment.

     Within fifteen (15) days from the end of each calendar month, SOFTBANK will submit an invoice to CLIENT for Services performed through the end of the calendar month. Upon approval from CLIENT, SOFTBANK may submit an invoice, on a weekly basis, to CLIENT for services performed in accordance with the fee schedule set forth in the Service Fee


                           CONFIDENTIAL & PROPRIETARY
                                     Page 3

& Responsibilities Attachment if the monthly transaction fees exceed [****] dollars ($[****]). Said invoice will be representative of services performed for the week prior to the previous week. SOFTBANK will provide prior written notice of said change. All undisputed amounts on SOFTBANK invoices to CLIENT are payable within thirty (30) days of receipt of invoice.

     SOFTBANK reserves the right, without further notice, to assess a one percent (1%) finance charge (12% per annum) on any unpaid balances not paid within thirty (30) days. In the event of a dispute between CLIENT and SOFTBANK concerning fees, CLIENT agrees to make payment on the balance of fees that are not in dispute in accordance with the terms of this section. CLIENT must provide a reasonable justification for any invoice disputes within one hundred twenty
(120) days from the date of invoice.

     All amounts payable to SOFTBANK by CLIENT or to CLIENT by SOFTBANK shall be in United States currency, unless otherwise specifically provided in accordance with this Agreement.

     Set-up Fees and deposits must be paid prior to SOFTBANK's Services being provided. A minimum monthly volume commitment fee, as set forth in the Service Fee & Responsibilities Attachment, is charged per program for each calendar month or portion of a calendar month that a program is active.

12.  COMMENCEMENT OF SERVICES

     SOFTBANK shall provide Services to CLIENT by the start date set forth in the Specifications Form. It is understood by the parties that if SOFTBANK assigns CLIENT a toll free number, toll number, P.O. box or fax number prior to the commencement of SOFTBANK Services (for use in mailers, ads or other announcements) such numbers will only be activated upon SOFTBANK's receipt of a fully executed contract and applicable set-up fees and deposits. Following the termination of this Agreement, SOFTBANK shall transfer SOFTBANK provided telephone numbers to CLIENT, if CLIENT so requests, provided all undisputed outstanding invoices have been paid. This provision shall not apply to CLIENT owned lines.

13.  MODIFICATIONS

     Definitions:   "Material Change" is defined as any addition or alteration of the terms of this Agreement that

                      (i) materially alters the original intent of the parties as expressed in this Agreement; or

                      (ii) is materially inconsistent with any provision of this Agreement; or

                      (iii) adds services or fees not included in this Agreement; or

                      (iv) materially alters services or fees included in this Agreement.


                    "Non-Material Change" is defined as a change that

                      (i) curtails Services and appropriate fees as included in this Agreement; or

                      (ii) affects product additions or deletions; or

                      (iii) affects product price, weight, shipping and handling or product release date to SOFTBANK; or

                      (iv) other change which does not constitute a Material Change as defined above.

     Modification: A material change shall be executed in writing and signed by a duly authorized representative of each party. A non-material change shall be agreed to by the CLIENT's Account Representative. Such Representative will have the authority and will execute a Specifications Form or Set-Up Billing Form. Any of the above executed documents shall be incorporated as part of this Agreement and shall be binding upon both parties. Any changes will be implemented as per CLIENT's request, upon SOFTBANK's receipt of an executed addendum or appropriate form and at a time mutually agreed upon by both parties.

14.  TERM OF AGREEMENT

     The term of this Agreement shall be for [****] years from the date of this Agreement except as earlier terminated or extended pursuant to the terms herein. At such time the parties shall have the opportunity to renew and/or renegotiate this Agreement. However, either party may renegotiate pricing, at any time after the first anniversary date of this Agreement, but no more frequently than once in any twelve (12) month period by giving written notice of the intent to renegotiate along with a written revised pricing schedule. If the parties cannot agree upon pricing modifications within sixty (60) days of notification, either party may terminate this Agreement in accordance with the default remedy (i), set forth below. The parties shall mutually agree upon renewal terms. If no new Agreement is made and the initial two (2) year term or the then current term should expire, this Agreement shall remain in force and continue on a month to month basis.

---------------------------
[****]Confidential treatment has been requested for this portion pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

                           CONFIDENTIAL & PROPRIETARY
                                     Page 4

     Notwithstanding the above, either party by written notice can terminate this Agreement during its term, (i) for default if such party has previously given written notice including a detailed description of the default by the other party and the other party has not cured such default within sixty (60) days of receipt of written notice; or (ii) for default due to non-payment of fees under this Agreement, fifteen (15) days after written notice is provided to recipient, except for bonafide disputes; or (iii) without cause if such party has previously given written notice of termination which termination shall be effective sixty (60) days after such written notice by CLIENT and ninety (90) days by SOFTBANK. If this Agreement is terminated by Client without cause, the parties agree that, with respect to only the last month during the Agreement, Client shall waive the [****]% fee reduction that would otherwise apply (as specified in Section C of the Service Fee and Responsibilities Attachment) if SOFTBANK failed to satisfy its service level obligations during that month and the previous month. In the event of default, the parties shall have all remedies provided in this Agreement or otherwise available under law.

         Upon termination, each party shall return any Confidential Information of the other party. Upon request and at the direction of the CLIENT, SOFTBANK agrees to transfer SOFTBANK provided toll free number phone lines accordingly, provided that all undisputed amounts due SOFTBANK are paid and CLIENT has met all obligations pursuant to this Agreement. This provision shall not apply to CLIENT owned lines.

15.  GENERAL PROVISIONS

     a) CLIENT grants SOFTBANK permission to install CLIENT's product on SOFTBANK's internal network solely for SOFTBANK internal training purposes only in connection with the Services provided hereunder.

     b) CLIENT acknowledges that SOFTBANK will retain a copy of the customer order database as support for all transactions processed by SOFTBANK for a period of four (4) years. CLIENT agrees to cooperate and comply with any applicable laws or regulations which otherwise require SOFTBANK to retain copies of CLIENT's records. SOFTBANK acknowledges that such records are Confidential Information of the CLIENT.

     c) SOFTBANK reserves the right to pass on any unanticipated price increases from its suppliers that directly affect the pricing of this Agreement and are effective during the term of this Agreement. This includes pass through costs which may include freight, telephone, credit card fees and postal rates. Said price increases shall be effective upon implementation of the price change by the supplier. SOFTBANK will endeavor to provide prior written notice of such price increases.

     d) This Agreement is not intended to create any relationship other than CLIENT as consignor and SOFTBANK as consignee of the product covered by this Agreement and SOFTBANK as independent contractor performing Services covered by this Agreement. Neither party is a partner or legal representative of the other for any purpose whatsoever. It is understood between the parties that SOFTBANK is not authorized to make any contract, agreement or warranty on behalf of the CLIENT.

     e) This Agreement contains the entire agreement between the parties with the exception of the Attachments, Addendum or forms provided for in this Agreement, which are incorporated herein. This Agreement shall supersede all prior agreements and understandings between the parties with respect to the subject matter hereof. To the extent that any provision contained in any other document incorporated as part of this Agreement is inconsistent or conflicts with this Agreement, the provisions of this Agreement shall control. This Agreement may be amended only in writing signed by both parties or as otherwise provided for in this Agreement.

     f) CLIENT shall have the right, at its own expense, during normal business hours and between the sixteenth day and the last day of the month and in a reasonable manner, not to exceed twice in any twelve (12) month period and on fifteen (15) days prior written notice, to audit SOFTBANK's billing records for CLIENT to ascertain the accuracy of the fees charged hereunder to CLIENT by SOFTBANK.

     g) Both parties agree to comply with all federal, state, local laws and regulations that are applicable to the Services to be provided herein.

     h) In the event CLIENT initiates an action, this Agreement shall be governed, interpreted and enforced in accordance with the laws of the State of New York and the venue shall be Buffalo, New York. In the event SOFTBANK initiates an action, this agreement shall be governed, interpreted and enforced by the laws of the State of New York and the venue shall be New York, New York.

     i) Failure of either party to exercise its rights under this Agreement shall not be construed as a waiver thereof and shall not prevent said party from thereafter enforcing strict compliance with any of the terms thereof

     j) Any notice which may be or is required to be given under this Agreement shall be written. Any written notices shall be sent by registered mail or certified mail, postage prepaid, return receipt requested or by other prepaid delivery method which is traceable. A fax notice does not constitute receipt of written notice and must be followed by written notice. All such notices shall be deemed to have been given when received and properly addressed as set forth below. Either party may change its address by giving notice to the other party pursuant to this Section.

---------------------------
[****]Confidential treatment has been requested for this portion pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

                           CONFIDENTIAL & PROPRIETARY
                                     Page 5

         All notices must be sent to:

SOFTBANK:                                      CLIENT:
    UPGRADE CORPORATION OF AMERICA                JUNO ONLINE SERVICES, L.P.
    D/B/A SOFTBANK SERVICES GROUP                 120 WEST 45TH STREET
    699 HERTEL AVENUE                             NEW YORK, NEW YORK  10036
    BUFFALO, NEW YORK  14207                      ATTENTION:  ARLENE VILLAREAL
    ATTENTION: PRESIDENT                          VICE-PRESIDENT MEMBER SERVICES
    FAX NUMBER (716) 871-6668                     FAX NUMBER (212)782-2650
    CC: CONTRACT ADMINISTRATOR                    CC: LEGAL DEPARTMENT

     k) SOFTBANK agrees that the obligations of CLIENT arising under (or relating to) this Agreement shall be without recourse to any partner of CLIENT, any controlling person thereof and any successor to any such partner or person, and no such partner, controlling person or successor shall have any liability in such capacity for the obligations of CLIENT. For the avoidance of doubt, each such partner, controlling person and successor is a third party beneficiary of this Agreement.

     l) Except for the payment of money, neither party shall be liable to the other for any failure to perform or a delay in the performance of its obligations caused by circumstances beyond its reasonable control.

     m) Neither party may assign this Agreement without prior written consent of the other party. No Assignment of this Agreement shall release CLIENT or change CLIENT's primary responsibility to make payments under this Agreement. Upon occurrence of any default under this Agreement, SOFTBANK may proceed directly against CLIENT without the necessity of exhausting any remedies against any assignee.

     n) Both parties agree that they will not, without prior written consent of the other party in each instance (i) use in advertising, publicity or otherwise the name of the other party, or any parent, subsidiary or affiliate of the other party or any director, officer, employee or agent of the other party nor any trade name, trademark, trade devise, service mark, symbol or any abbreviation, contraction or simulation thereof owned by the other party or its parent, subsidiaries or affiliates; (ii) represent directly or indirectly that any product or service provided by the other party has been approved or endorsed by the other party; or (iii) refer to the existence of this Agreement in press releases, advertising or materials distributed to prospective customers or clients.

     o) The terms and conditions of Sections 6, 7, 8, 9, 11, 14 and 15(b)(d)(h)(j)(n) will survive any termination or expiration of this Agreement.


Acceptance:
JUNO ONLINE SERVICES, L.P.:

By:           /S/ CHARLES ARDAI                                     Date 8/4/98
             --------------------------------------------------
Name & Title: CHARLES ARDAI, PRESIDENT
             --------------------------------------------------

Acceptance:
UPGRADE CORPORATION OF AMERICA D/B/A SOFTBANK SERVICES GROUP:

By:           /S/ GARY M. CROSBY                                    Date 8/10/98
             --------------------------------------------------
Name & Title: Gary M. Crosby,  Executive Vice President and CFO
             --------------------------------------------------


                           CONFIDENTIAL & PROPRIETARY

                                    SOFTBANK
                            MASTER SERVICE AGREEMENT
                    SERVICE FEE & RESPONSIBILITIES ATTACHMENT
                           JUNO ONLINE SERVICES, L.P.
                 FEES EFFECTIVE UPON THE FIRST DAY OF THE MONTH
                      FOLLOWING EXECUTION OF THIS AGREEMENT
                   All services performed by SOFTBANK shall be
              rendered in accordance with the fees defined herein:

SERVICE/SOFTBANK RESPONSIBILITIES                     SOFTBANK FEE

A.  SET-UP FEES                                        PAYABLE UPON EXECUTION OF CONTRACT


         SET-UP FEE                                    Set-Up  Fees  for  future   campaigns
                                                       to  be quoted based on specific  needs
                                                       and set forth in the Set-Up Billing Form


(30000)DEPOSITS (REFUNDABLE UPON TERMINATION           WAIVED
OF THE CONTRACT, PROVIDED OUTSTANDING INVOICES
HAVE BEEN PAID.)


B.  CAMPAIGN/PROGRAM MANAGEMENT:
(20400)  Monthly Campaign/Program Management fee       $[****] per month  Provide campaign or program specific information as
                 Includes:                                                requested by the SOFTBANK Account Service Representative
                    Juno Billable Services                                and as requested in the Specifications Form
                    Juno Core Email Service

                                                                          Participate in development of Telemarketing Call Guides,
                                                                          providing information including but not limited to:
                                                                            Product capabilities & technical requirements
                                                                            Marketing research questions (if required)
                                                                            Sales and technical objections
                                                                            Help desk issues
                                                                            "End of Call" coding

---------------------------
[****] Confidential treatment has been requested for this portion pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.


                           CONFIDENTIAL & PROPRIETARY

                                    SOFTBANK
                            MASTER SERVICE AGREEMENT
                    SERVICE FEE & RESPONSIBILITIES ATTACHMENT
                           JUNO ONLINE SERVICES, L.P.
                 FEES EFFECTIVE UPON THE FIRST DAY OF THE MONTH
                      FOLLOWING EXECUTION OF THIS AGREEMENT
                   All services performed by SOFTBANK shall be
              rendered in accordance with the fees defined herein:



SERVICE/SOFTBANK RESPONSIBILITIES                                        SOFTBANK FEE
C.  TECHNICAL SUPPORT SERVICES:
(3160,3170,  Level I Technical Specialist                                         ACROSS ALL CAMPAIGNS
3140, 3150)  Includes information gathering,  problem definition         Billable
          and  resolution,  call  backs,  add new  records,  database    MINUTES PER MONTH               PER MINUTE
          edits,   marketing/demographic  surveys,  e-mail  technical    [****]*  -[****]*               $[****]*
          support,  fraud  investigation,  and after call work (ACW),    [****]*  -[****]*               $[****]*
          if applicable                                                  [****]*  -[****]*               $[****]*
                                                                         [****]*  -[****]*               $[****]*
         HOURS OF OPERATION AND HOLIDAYS .                               [****]*  -[****]*               $[****]*
                                                                         [****]* +                       $[****]*
         Same as hours of operation for Billable  Services  Technical    + phone charges, if applicable
         Support


        Hours of operation - Juno Billable Services:                              ACROSS ALL CAMPAIGNS
         TECHNICAL SUPPORT                                               Billable Hours
         8:00 am - 2:00 am (EST)  -  Monday through Friday                  PER MONTH            PER HOUR
         10:00 am - 12:00 am (EST)  -       Saturday                     [****]*- [****]*     $[****]*
         10:00 am - 12:00 am (EST)  -       Sunday                       [****]*- [****]*     $[****]*
                                                                         [****]*- [****]*     $[****]*
        Hours of operation - Juno Billable Services:                     [****]*-[****]*      $[****]*
         CUSTOMER SERVICE                                                [****]* [****]*      $[****]*
         8:00 am - 12:00 am (EST) -  Monday through Friday               [****]*+             $[****]*
         10:00 am - 8:00 pm (EST) -  Saturday                            + phone charges, if applicable
         10:00 am - 8:00 pm (EST) -  Sunday

        HOLIDAYS                                                         NOTE: E-MAIL AND FRAUD  INVESTIGATION  ACTIVITY
                    New Years Day       Labor Day                        TO  BE  BILLED  PER  AGENT  HOUR.   PER  MINUTE
                    Memorial Day         Thanksgiving                    PRICING  ASSUMES   NON-DEDICATED   AGENTS.  PER
                    4th of July               Christmas                  HOUR  PRICING  INDICATES  ONE  HUNDRED  PERCENT
                                                                         (100%)   DEDICATED   AGENTS.   HOURLY   PRICING
                                                                         BILLED IN FIFTEEN (15) MINUTE INCREMENTS.
        SERVICE LEVEL - CUSTOMER SERVICE



SERVICE/SOFTBANK RESPONSIBILITIES                                       CLIENT RESPONSIBILITIES
(3160,3170,  Level I Technical Specialist                               Work with SOFTBANK  to  define  and  refine  service  levels
3140, 3150)  Includes information gathering,  problem definition        throughout the term of the Agreement.
          and  resolution,  call  backs,  add new  records,  database
          edits,   marketing/demographic  surveys,  e-mail  technical   Provide all CLIENT products, manuals, product information
          support,  fraud  investigation,  and after call work (ACW),   and literature necessary to support the relationship.
          if applicable
                                                                        Provide a copy of all  supported  software  for  each  Agent
         HOURS OF OPERATION AND HOLIDAYS .                              supporting CLIENT's products.

         Same as hours of operation for Billable  Services  Technical   CLIENT to deploy  call   tracking   and   customer   service
         Support                                                        applications to agent desktops.

        Hours of operation - Juno Billable Services:

         TECHNICAL SUPPORT
         8:00 am - 2:00 am (EST)  -  Monday through Friday
         10:00 am - 12:00 am (EST)  -       Saturday
         10:00 am - 12:00 am (EST)  -       Sunday

        Hours of operation - Juno Billable Services:
         CUSTOMER SERVICE
         8:00 am - 12:00 am (EST) -  Monday through Friday
         10:00 am - 8:00 pm (EST) -  Saturday
         10:00 am - 8:00 pm (EST) -  Sunday

        HOLIDAYS
        --------
                    New Years Day       Labor Day
                    Memorial Day         Thanksgiving
                    4th of July               Christmas









        SERVICE LEVEL - CUSTOMER SERVICE

---------------------------
[****]Confidential treatment has been requested for this portion pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.


                           CONFIDENTIAL & PROPRIETARY

                                    SOFTBANK
                            MASTER SERVICE AGREEMENT
                    SERVICE FEE & RESPONSIBILITIES ATTACHMENT
                           JUNO ONLINE SERVICES, L.P.
                 FEES EFFECTIVE UPON THE FIRST DAY OF THE MONTH
                      FOLLOWING EXECUTION OF THIS AGREEMENT
                   All services performed by SOFTBANK shall be
              rendered in accordance with the fees defined herein:


SERVICE/SOFTBANK RESPONSIBILITIES                                        SOFTBANK FEE
                                                                         If  SOFTBANK  fails to meet the  Service  Level for any
                                                                         consecutive two (2) month period, in addition to
                                                                         increasing the number of dedicated  Specialists and
        On a monthly basis, [****] percent ([****]%) of all incoming     Technical Specialists assigned to handle CLIENT end-user
        Customer service calls shall be answered by a SOFTBANK           calls from the previous month, the fees  associated with
        Specialist within forty (40) seconds ("Service Level").          providing  agent  minutes and  attributable
                                                                         to the second month shall be reduced by
        SERVICE LEVEL - BASIC                                            [****] percent ([****]%) The service level penalties
        On a monthly basis, [****] percent ([****]%)of all incoming      stated above shall not apply if volume increases
        calls shall be answered by a SOFTBANK                            by more than twenty-five percent (25%)
        Technical Specialist  prior to                                   during any given month from the prior month.
        it being Forced Disconnected ("Service Level").
        "Forced Disconnected" shall mean the system
        automatically Disconnecting the call after                        [****]Confidential treatment has
        the end-user remains on hold twenty-five (25)                     been requested for this portion pursuant
        seconds following the CLIENT preamble message and                 to Rule 406 promulgated under the
        SOFTBANK's quality message.                                       Securities Act of 1933, as amended.




        SERVICE LEVEL - TECHNICAL SUPPORT WEB

        On a monthly basis, [****] percent ([****]%) of all incoming technical support calls shall be answered by a SOFTBANK Technical Specialist within one hundred twenty (120) seconds ("Service Level").

        SERVICE LEVEL - GOLD TECHNICAL SUPPORT
        On a monthly basis, [****] percent ([****]%) of all incoming calls shall be answered by a SOFTBANK Technical
        Specialist prior to it being Forced Disconnected
        ("Service Level"). "Forced Disconnected" shall mean the system automatically disconnecting the call after the end-user remains on hold twenty-give (25) seconds following the CLIENT preamble message and SOFTBANK's quality message.


                           CONFIDENTIAL & PROPRIETARY

                                    SOFTBANK
                            MASTER SERVICE AGREEMENT
                    SERVICE FEE & RESPONSIBILITIES ATTACHMENT
                           JUNO ONLINE SERVICES, L.P.
                 FEES EFFECTIVE UPON THE FIRST DAY OF THE MONTH
                      FOLLOWING EXECUTION OF THIS AGREEMENT
                   All services performed by SOFTBANK shall be
              rendered in accordance with the fees defined herein:

SERVICE/SOFTBANK RESPONSIBILITIES                                        SOFTBANK FEE
         Minimum Monthly Volume Commitment               Forecasted billable units of measure per month
                                                         shall be billed at the appropriate volume tier
                                                         and CLIENT's payment of fees shall be equal to
                                                         [****] percent ([****]%) of the forecast.


                                                         For the months of August and September and
                                                         October of 1998, the forecasting criteria for
                                                         the CLIENT Billable Services campaign (Ember)
                                                         will be lowered from [****]% to [****]%, and
                                                         for this period, the service level penalty
                                                         shall not apply.

                                                         A "BILLABLE UNIT OF MEASURE" IS THE UNIT OF TIME
                                                         UPON WHICH FEES ARE LEVIED, E.G. MINUTES OR HOURS.
                                                         A SEPARATE FORECAST AND MINIMUM MONTHLY VOLUME
                                                         COMMITMENT WILL PREVAIL FOR EACH OF THE ABOVE
                                                         FEE SCALES.


(25920) KnowledgeCenter(TM)Remote Access to              # OF WORKSTATIONS      ACCESS FEE
        SolutionBase                                          LICENSE           PER MONTH

       With Direct Data Connect                          1-5  licenses          $[****]
       (Builder Workstation Only)                        6-10  licenses         $[****]
        Includes:                                        11+  licenses           TBD
        - Access to one SOFTBANK  external
          SolutionBase  application server
          and one user account.
        - Available access to a domain where
          data resides.
        - Technical support assistance from
          9:00am - 5:00pm (EST)
        - Organization of SolutionBases are
          at SOFTBANK's  discretion
          in regard to formatting standards.
        - Provide training to all approved users.

Additional Builder Workstation Licenses                  $[****] one-time fee per license#
(beyond the initial license)                             $[****]annual maintenance version per license



SERVICE/SOFTBANK RESPONSIBILITIES                  CLIENT RESPONSIBILITIES
         Minimum Monthly Volume Commitment         In the event CLIENT's actual volume does not meet the minimum forecasted volume commitments, CLIENT is responsible for
                                                   payment of fees as set forth under the "SOFTBANK Fee"
                                                   column. CLIENT shall make monthly payments based on the
                                                   foregoing  commitments and said payments shall be reflected in
                                                   CLIENT's invoice. CLIENT must provide SOFTBANK with a ninety
                                                   (90) day rolling forecast to be submitted to SOFTBANK on the
                                                   CLIENT Forecast Form, attached hereto. In the event SOFTBANK does not receive said forecast, it shall be entitled to rely upon the previous forecast for minimum monthly volume
                                                   commitment purposes.


                                                   CLIENT  agrees to sign an end-user  license  agreement  to use and install Primus' SolutionBase software.

                                                   Appoint  one  designated  representative  as a contact for all
                                                   SolutionBase technical support.

                                                   Attend all  appropriate  training at SOFTBANK  site and attain
(25920) KnowledgeCenter(TM)Remote Access to        certification for each authorized user.
        SolutionBase
                                                   Maintain computer systems to support remote access to
       With Direct Data Connect                    SolutionBase.
       (Builder Workstation Only)
        Includes:
        - Access to one SOFTBANK  external         Install and maintain a reliable dedicated communication
          SolutionBase  application server         data link between CLIENT and SOFTBANK facilities (with
          and one user account.                    direct data connect only).
        - Available access to a domain where
          data resides.
        - Technical support assistance from        CLIENT agrees to assist with and share new and
          9:00am - 5:00pm (EST)                    modified solutions as a part of the quality review
        - Organization of SolutionBases are
          at SOFTBANK's  discretion
          in regard to formatting standards.
        - Provide training to all approved users.

Additional Builder Workstation Licenses
(beyond the initial license)


---------------------------
[****]Confidential treatment has been requested for this portion pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.


                           CONFIDENTIAL & PROPRIETARY

                                    SOFTBANK
                            MASTER SERVICE AGREEMENT
                    SERVICE FEE & RESPONSIBILITIES ATTACHMENT
                           JUNO ONLINE SERVICES, L.P.
                 FEES EFFECTIVE UPON THE FIRST DAY OF THE MONTH
                      FOLLOWING EXECUTION OF THIS AGREEMENT
                   All services performed by SOFTBANK shall be
              rendered in accordance with the fees defined herein:


SERVICE/SOFTBANK RESPONSIBILITIES                                        SOFTBANK FEE
                                                                                                                           process.
D.  TELECOMMUNICATIONS:
(9311) T-1 Voice Interface Set-Up                                        $[****] one time fee per T-1
         T-1 Maintenance Fee                                             $[****] per month per T-1
         Telecom Maintenance Fee                                         $[****] per hour

(9311) T-1 Data Interface Set-Up                                         $[****] one time fee per T-1
         T-1 Data Maintenance Fee                                        $[****] per month per T-1
         Real-time CMS Access of VDN Data                                $[****] per month per login

(?)    Network Charges                                                   Pass-through if applicable

E.  ADMINISTRATIVE:
(19500)  Custom reporting/additional data imports/specialized data       $[****]/hour
(19550) transfers billed in fifteen (15) minute increments,
(19560) (beyond initial set up and/or standard activity reporting         [****] hour minimum
  options)                                                               + fee per  transfer  (CLIENT to be  notified of
(19570)                                                                  fee in advance), if applicable


(19510)  Campaign/program modifications beyond initial set-up            $[****]/hour
         (e.g. CLIENT requested changes or additions, call guide         billed in fifteen (15) minute increments,
         billed in fifteen (15) minute increments, updates,               [****] hour minimum
         telecommunications programming, prompt changes,
         (CLIENT to supply artwork), additional fax documents, etc.)

(14510)Training (includes training provided by CLIENT or by
       SOFTBANK and includes agent and/or trainer time)
         (CLIENT WILL NOT BE CHARGED FOR AGENT TRAINING HOURS THAT
         ARE RELATED TO SOFTBANK'S ATTRITION AND/OR AGENT QUALITY
         ISSUES.)                                                        $[****] per agent/trainer hour
           Training                                                      $[****] per agent/trainer hour
           Overtime training (Prior written notice is required)


SERVICE/SOFTBANK RESPONSIBILITIES                                    CLIENT RESPONSIBILITIES

D.  TELECOMMUNICATIONS:
(9311) T-1 Voice Interface Set-Up
         T-1 Maintenance Fee
         Telecom Maintenance Fee

(9311) T-1 Data Interface Set-Up
         T-1 Data Maintenance Fee
         Real-time CMS Access of VDN Data

(?)    Network Charges

E.  ADMINISTRATIVE:
(19500)  Custom reporting/additional data imports/specialized data
(19550) transfers billed in fifteen (15) minute increments,
(19560) (beyond initial set up and/or standard activity reporting options)
(19570)


                                                                     Provide training to SOFTBANK trainers or appropriate
                                                                     training information or documentation covering specifics of the product and details of the  campaign/program  for  SOFTBANK to provide training to its employees.

                                                                     Provide additional  training to SOFTBANK trainers as needed on an ongoing basis to support any additions or  modifications to


---------------
[****]Confidential treatment has been requested for this portion pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.


                           CONFIDENTIAL & PROPRIETARY

                                    SOFTBANK
                            MASTER SERVICE AGREEMENT
                    SERVICE FEE & RESPONSIBILITIES ATTACHMENT
                           JUNO ONLINE SERVICES, L.P.
                 FEES EFFECTIVE UPON THE FIRST DAY OF THE MONTH
                      FOLLOWING EXECUTION OF THIS AGREEMENT
                   All services performed by SOFTBANK shall be
              rendered in accordance with the fees defined herein:


SERVICE/SOFTBANK RESPONSIBILITIES                                        SOFTBANK FEE




((20200) Photocopies                                                     $0.10 per page
           (requested by CLIENT/Customer)

(10050)  Envelopes, stationery, other out-of-pocket                      Cost

(8100- Postage                                                           Cost
8250)
F.  END OF CAMPAIGN/PROGRAM:
(19495)  Reporting/analysis                                              (Quote based on specific needs)

(20230)  Data transfer                                                   (Quote based on specific needs)


SERVICE/SOFTBANK RESPONSIBILITIES                                        CLIENT RESPONSIBILITIES
                                                                         All related training expenses for such
                                                                         SOFTBANK trainers, such as travel, shall
                                                                         be the responsibility of the CLIENT.



*ON A MONTHLY BASIS, THE PARTIES AGREE TO REASSESS THE PER MINUTE/PER HOUR PRICING ("HYBRID PRICING") TO EVALUATE THE COSTS FOR BOTH PARTIES AND TO WORK TOWARDS A MUTUALLY ACCEPTABLE SOLUTION BASED UPON A COST ANALYSIS.. # THE INITIAL BUILDER WORKSTATION LICENSE SHALL BE INCLUDED AS A COURTESY LICENSE, HOWEVER THE ACCESS FEE SHALL APPLY TO THE INITIAL LICENSE AND ANY ADDITIONAL LICENSES REQUESTED BY THE CLIENT. ANY ADDITIONAL SOLUTIONBUILDER OR EXPLORER LICENSES REQUESTED BY THE CLIENT, SHALL BE CHARGED TO THE CLIENT AS SET FORTH IN THIS SECTION. SOFTBANK RESERVES THE TO MAKE THESE LICENSES AVAILABLE AND THE RIGHT TO ADJUST PRICING, UNTIL SUCH TIME NEGOTIATIONS WITH ITS VENDOR ARE COMPLETED AND SOFTBANK SHALL NOTIFY CLIENT UPON COMPLETION OF SAID NEGOTIATIONS AND OF PRICE CHANGES, IF ANY.


                           CONFIDENTIAL & PROPRIETARY

                              CLIENT FORECAST FORM

*IMPORTANT INFORMATION: In the event the actual volume for a particular period does not meet the forecasted volume commitments (as such may be modified or updated by the most recent Client Forecast Form submitted to SOFTBANK 15 days prior to the commencement of such period) you are providing below, you will be responsible for payment of minimum monthly fees as set forth in the agreement between you and SOFTBANK. You shall make payments based on the agreed upon commitments and said charges for said commitments shall be reflected in your monthly invoice. You must provide SOFTBANK with a ninety (90) day rolling forecast to be submitted to SOFTBANK on this CLIENT Forecast Form. In the event SOFTBANK does not receive an ongoing forecast, it shall be entitled to rely upon the previous forecast for minimum monthly volume commitment purposes and charges.

 Client ID Number:                Client Name:
                  ------------                ----------------------------------

 Campaign Number:                 Start Date:
                  ------------                ----------------------------------

/ /   Initial Forecast (Minimum ninety (90) days)
/ / Ongoing Forecast (thirty (30) day minimum forecasted time period, to be provided at least thirty (30) days prior to the start of the billing period covered by the forecast)
/ / Revised Forecast (thirty (30) day minimum forecasted time period, to be provided at least fifteen (15) days prior to the start of the billing period covered by the forecast)

                                     90 DAY FORECAST

                                       1st Period        2nd Period         3rd Period
                                      (PERIOD MUST BE EQUIVALENT TO A BILLING/REPORTING
                                                           PERIOD.)
       FORECAST PERIOD DATE
INBOUND         Talk Minutes/Hours
                 ACW Minutes/Hours

OUTBOUND               Agent Hours

MFRP                   Mail Orders

                        Fax Orders

ETS                         Cases

The foregoing is the undersigned's forecast of volume under the services agreement between CLIENT and SOFTBANK Services Group.

UPGRADE CORPORATION OF AMERICA
D/B/A SOFTBANK SERVICES GROUP
                                              ----------------------------------
                                                Client Name

----------------------------------------      ----------------------------------
SIGNATURE                                       SIGNATURE

----------------------------------------      ----------------------------------
PRINT NAME                                      PRINT NAME

----------------------------------------      ----------------------------------
TITLE                                           TITLE

----------------------------------------      ----------------------------------
DATE                                            DATE

                        ADDENDUM NUMBER (1) ("ADDENDUM")
                                     TO THE
                            MASTER SERVICE AGREEMENT
                                     BETWEEN
    UPGRADE CORPORATION OF AMERICA D/B/A SOFTBANK SERVICES GROUP ("SOFTBANK")
                                       AND
                      JUNO ONLINE SERVICES, L.P. ("CLIENT")


     WHEREAS, SOFTBANK and CLIENT have entered into a Master Service Agreement ("Agreement") dated August 1, 1998; and

     WHEREAS, SOFTBANK and CLIENT desire to add new services and fees; and

     WHEREAS, SOFTBANK and CLIENT desire to modify the Agreement by way of this Addendum effective as set forth herein;

     NOW, THEREFORE, SOFTBANK and CLIENT agree as follows:


1. MODIFY TO ADD THE FOLLOWING SERVICES AND FEES:

            (See attached Service Fee & Responsibilities Attachment)

2. NO OTHER MODIFICATIONS: Except as provided above, the terms of the Agreement are unmodified by this Addendum.

3. OTHER AGREEMENTS: The service fees set forth in the Agreement between the parties constitute master pricing which shall apply to present and future services provided to the CLIENT. The pricing included in this Addendum shall be in addition to those fees set forth in the Agreement or any previous document incorporated as a part of the Agreement. To the extent that any provision or service fee contained in the Agreement or any previous document incorporated as part of the Agreement conflicts with this Addendum, the provisions of this Addendum shall control.


     IN WITNESS WHEREOF, the parties have caused this Addendum to be duly executed and effective as of the date and year indicated by the last signator, unless otherwise indicated herein.


UPGRADE CORPORATION OF AMERICA                   JUNO ONLINE SERVICES, L.P.
D/B/A SOFTBANK SERVICES GROUP


BY:   /S/ CHARLES ARDAI                      BY:   /S/ GARY M. CROSBY
   -----------------------------                   -----------------------------
NAME: Gary M. Crosby                         NAME: Charles Ardai


TITLE: Executive Vice President              TITLE: President
       and CFO

DATE:  9/1/98                                 DATE: 8/12/98


                           CONFIDENTIAL & PROPRIETARY

                               ADDENDUM NUMBER (1)
                    SERVICE FEE & RESPONSIBILITIES ATTACHMENT
                           JUNO ONLINE SERVICES, L.P.
                  FEES EFFECTIVE UPON COMMENCEMENT OF SERVICES
                   All services performed by SOFTBANK shall be
                  rendered in accordance with the fees defined
                   herein and shall be in addition to services
                    and fees set forth in the Master Service
                    Agreement or any previously incorporated
                                    Addendum.

SERVICE/SOFTBANK RESPONSIBILITIES                                     SOFTBANK FEE
IVR (INTERACTIVE VOICE RESPONSE) SERVICES:
          Inbound call fee:                                                            PER CAMPAIGN
(3100)    Call Routing
(3230)                                                                  MINUTES PER MONTH FEE PER MINUTE
(3210)                                                                  [****] - [****]   $[****]
(3210)                                                                  [****] - [****]   $[****]
                                                                        [****] - [****]   $[****]
                                                                        [****] - [****]   $[****]
                                                                        [****] +          $[****]
                                                                        + phone charges (See TELECOMMUNICATIONS)

(20480)

                                                                        See ORDER PROCESSING - INBOUND SERVICE

                                                                        (Quote based on specific needs)
(?)     Custom voice talent

TELECOMMUNICATIONS:
(18100)    Additional Toll Free lines                                   $35.00 per line per month
         (BEYOND THREE (3) ON SALES PROGRAMS AND/OR ONE (1) ON
          AUTOMATED TECHNOLOGY OR TECHNICAL SUPPORT PROGRAMS)

           Phone charges:  (applies to all services provided)
(9001)     Toll Free inbound - SOFTBANK lines                           Carrier rates*
                                                                        (includes line/access charges + taxes)

(n/a)      Toll inbound                                                 CUSTOMER pays toll charges*

SERVICE/SOFTBANK RESPONSIBILITIES                                  CLIENT RESPONSIBILITIES
IVR (INTERACTIVE VOICE RESPONSE) SERVICES:
          Inbound call fee:                                        Provide first draft of script.
(3100)    Call Routing
(3230)                                                             Provide sign-off for script and call-flow in timely manner
(3210)                                                              before SOFTBANK begins to program.
(3210)
                                                                   Provide Closed and Holiday Schedule.

(20480)                                                            Provide SOFTBANK with required edits and modifications in a format acceptable to SOFTBANK.


(?)     Custom voice talent

---------------------
[****] Confidential treatment has been requested for this portion pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.


                           CONFIDENTIAL & PROPRIETARY

                               ADDENDUM NUMBER (1)
                    SERVICE FEE & RESPONSIBILITIES ATTACHMENT
                           JUNO ONLINE SERVICES, L.P.
                  FEES EFFECTIVE UPON COMMENCEMENT OF SERVICES
                   All services performed by SOFTBANK shall be
                  rendered in accordance with the fees defined
                   herein and shall be in addition to services
                    and fees set forth in the Master Service
                    Agreement or any previously incorporated
                                    Addendum.

SERVICE/SOFTBANK RESPONSIBILITIES                                     SOFTBANK FEE

             Toll Free inband SOFTBANK Lines                           Carrier rates*
                                                                       (includes line/access charges + taxes)
             Toll  inbound                                             CUSTOMER pays toll charges*
(9210)     Toll outbound calls and call backs                          Carrier rates*
                                                                       (includes toll charges + taxes)
                                                                       *charges incurred only if back-up
                                                                       telecom lines are utilized.



-----------------
[****] Confidential treatment has been requested for this portion pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

                           CONFIDENTIAL & PROPRIETARY
                                     Page 3

                        ADDENDUM NUMBER (2) ("ADDENDUM")
                                     TO THE
                            MASTER SERVICE AGREEMENT
                                     BETWEEN
    UPGRADE CORPORATION OF AMERICA D/B/A SOFTBANK SERVICES GROUP ("SOFTBANK")
                                       AND
                      JUNO ONLINE SERVICES, L.P. ("CLIENT")


     WHEREAS, SOFTBANK and CLIENT have entered into a Master Service Agreement ("Agreement") dated August 1, 1998; and

     WHEREAS, SOFTBANK and CLIENT desire to add new services and fees; and

     WHEREAS, SOFTBANK and CLIENT desire to modify the Agreement by way of this Addendum effective as set forth herein;

     NOW, THEREFORE, SOFTBANK and CLIENT agree as follows:


1.   MODIFY SECTION 5, CLIENT PRODUCT/LITERATURE: change to read as follows;

          "CLIENT, at its expense, will from time to time provide SOFTBANK on a consignment basis such quantities of product inventory or literature as CLIENT deems advisable in order that SOFTBANK can fulfill its obligations under this Agreement. The title to all such consigned inventory shall at all times remain with CLIENT until title passes to a purchaser, and SOFTBANK shall have no right, title or interest in such inventory, the accounts receivable from any sale of such inventory, or in any proceeds of such inventory or accounts receivable. SOFTBANK shall have no right to pledge, mortgage or otherwise encumber, and SOFTBANK shall keep free of any pledge, mortgage or other encumbrance, all of the inventory received by SOFTBANK, the accounts receivable from any sale of such inventory, and any proceeds of such inventory or accounts receivable and any other property of CLIENT that SOFTBANK may from time to time possess. Without the prior written consent of CLIENT, SOFTBANK will not store or hold any of the consigned inventory at any location other than the SOFTBANK facility to which CLIENT ships such inventory and SOFTBANK will not locate its executive offices outside the United States. SOFTBANK shall keep all inventory segregated from all other goods and property held by SOFTBANK. SOFTBANK shall be authorized to make deliveries of inventory only to purchasers that have completed purchases from CLIENT pursuant to this Agreement or otherwise in writing by the CLIENT Account Service Representative. Upon receipt of written instructions from CLIENT, SOFTBANK shall immediately return to CLIENT, at CLIENT's expense, such quantities of product inventory as CLIENT may direct.

          CLIENT will ship product inventory or literature, freight prepaid, to SOFTBANK F.O.B. destination, at 3357H SouthPark Place, Grove City, Ohio 43123. CLIENT is responsible for all shipping costs and bears all risks of loss to its product. CLIENT agrees to provide SOFTBANK with a packing slip and consignment invoice for each shipment of product to SOFTBANK. A copy of the packing slip must accompany each product delivery. CLIENT agrees to include product description and unique SKU number for each product on each packing slip to ensure accurate inventory receipt and reporting. SOFTBANK cannot receive product which arrives at SOFTBANK Distribution Center without a packing slip.

          CLIENT further agrees to provide product with a unique SKU number affixed to each unit. In instances where no SKU number is affixed to each unit, SOFTBANK will advise CLIENT, providing a quote to prepare and affix such labels. In instances where CLIENT does not use unique SKU numbers, SOFTBANK will work with CLIENT to create such numbers, providing a quote to prepare and affix required labels. In all instances labels will be prepared and affixed only after CLIENT has approved quoted costs.

          CLIENT shall maintain personal property insurance to cover "all risks" to CLIENT's inventory and shall be responsible for all risks of loss to product while such inventory is on consignment with SOFTBANK. SOFTBANK will use all reasonable precautions with its staff and facilities to prevent unauthorized access to and removal of CLIENT's product. On a monthly basis, SOFTBANK will provide a reconciliation of product inventory received, shipped and current balances.

          All product returned to SOFTBANK by customers that is deemed damaged based on CLIENT provided guidelines and cannot be returned to stock, will be accounted for and destroyed or returned to CLIENT at its direction and expense, at least every ninety (90) days. SOFTBANK will invoice CLIENT the cost of such disposal in the

                           CONFIDENTIAL & PROPRIETARY
                                     Page 1
     month following disposal (billable as special warehouse work), providing a certificate of destruction which includes product description, SKU number and unit counts.

          When product inventory is to be returned to CLIENT or transferred to another location at the request of CLIENT, CLIENT is responsible for making arrangements with shipper of their choice on a "freight-prepaid" basis only and bears all risks. SOFTBANK cannot ship "freight collect". Upon request of product return or transfer by CLIENT, SOFTBANK will prepare product for shipping (billable as special warehouse work) in a timely manner, including a packing slip which notes product description, SKU number and unit counts. CLIENT's shipper will coordinate product pick up with SOFTBANK Distribution contact."

2. MODIFY SECTION 15(O), GENERAL PROVISIONS: add Section 5 as a section that will survive any termination or expiration of the Agreement.

3. MODIFY SECTION C. OF THE SERVICE FEE AND RESPONSIBILITIES ATTACHMENT, "TECHNICAL SUPPORT SERVICES", SERVICES/SOFTBANK RESPONSIBILITIES COLUMN, EFFECTIVE AUGUST 10, 1998, TO READ AS FOLLOWS:

      Hours of operation - Juno Billable Services:

          TECHNICAL SUPPORT
          8:00 am - 2:00 am (ET)         -        Monday through Friday
          10:00 am - 12:00 am (ET)      -         Saturday
          10:00 am - 12:00 am (ET)      -         Sunday

          CUSTOMER SERVICE
          8:00 am - 12:00 am (ET)        -        Monday through Friday
          10:00 am - 8:00 pm (ET)       -         Saturday
          10:00 am - 8:00 pm (ET)       -         Sunday

4.   MODIFY TO ADD THE FOLLOWING SERVICES AND FEES:

            (See attached Service Fee & Responsibilities Attachment)

5. NO OTHER MODIFICATIONS: Except as provided above, the terms of the Agreement are unmodified by this Addendum.

6. OTHER AGREEMENTS: The service fees set forth in the Agreement between the parties constitute master pricing which shall apply to present and future services provided to the CLIENT. The pricing included in this Addendum shall be in addition to those fees set forth in the Agreement or any previous document incorporated as a part of the Agreement. To the extent that any provision or service fee contained in the Agreement or any previous document incorporated as part of the Agreement conflicts with this Addendum, the provisions of this Addendum shall control.


     IN WITNESS WHEREOF, the parties have caused this Addendum to be duly executed and effective as of the date and year indicated by the last signator, unless otherwise indicated herein.


UPGRADE CORPORATION OF AMERICA                JUNO ONLINE SERVICES, L.P.
D/B/A SOFTBANK SERVICES GROUP

BY:    /S/ GARY M. CROSBY                     BY:    /S/ CHARLES ARDAI
   ------------------------------------            -----------------------------

NAME:  Gary M. Crosby                         NAME:  Charles Ardai

TITLE: Executive Vice President and CFO       TITLE: President


DATE:  1/5/99                                  DATE: 1/5/99


                           CONFIDENTIAL & PROPRIETARY
                                     Page 2

                               ADDENDUM NUMBER (2)
                    SERVICE FEE & RESPONSIBILITIES ATTACHMENT
                           JUNO ONLINE SERVICES, L.P.
                  FEES EFFECTIVE UPON COMMENCEMENT OF SERVICES
                   All services performed by SOFTBANK shall be
                  rendered in accordance with the fees defined
                   herein and shall be in addition to services
                    and fees set forth in the Master Service
                    Agreement or any previously incorporated
                                    Addendum.

SERVICE/SOFTBANK RESPONSIBILITIES                                     SOFTBANK FEE
ORDER PROCESSING:
       TELEMARKETING                                                  (NOTE: SOFTBANK DOES NOT ACCEPT PURCHASE
                                                                       ORDERS, CHECK ORDERS OR TAX EXEMPT ORDERS
                                                                       VIA TELEPHONE.)

(1)(10) Inbound service - (24 hours a day, 7 days a week, 365 days a                ACROSS ALL CAMPAIGNS
        year) Includes order entry, customer inquiries and call         Billable Talk
        back, add new records, database edits, marketing/demographic    MINUTES PER MONTH FEE PER MINUTE
        surveys, if applicable                                          [****] - [****]      $[****]
                                                                        [****] - [****]      $[****]
                                                                        [****] - [****]      $[****]
                                                                        [****] - [****]      $[****]
                                                                        [****] - [****]      $[****]
                                                                        [****]+              $[****]
                                                                        + phone charges (See TELECOMMUNICATIONS)


(50,60,70) Outbound service - 8:30 am - 8:00 pm (ET),                   $[****] per agent hour
           Monday through Friday except for these holidays:             + phone charges (See TELECOMMUNICATIONS)

                  New Years Day             Labor Day
                  Memorial Day              Thanksgiving
                  4th of July               Christmas

        Includes order entry, customer inquiries and call backs, add new records, database edits, marketing/demographic surveys, if applicable

(25950) Minimum Monthly Volume Commitment                               Forecasted billable unit of measure per month
                                                                        shall be billed at the corresponding fee set
                                                                        forth in this Agreement and CLIENT's payment of
                                                                        fees shall be equal to eighty percent (80%) of
                                                                        the forecast.



SERVICE/SOFTBANK RESPONSIBILITIES                                     CLIENT RESPONSIBILITIES
ORDER PROCESSING:
       TELEMARKETING
(1)(10) Inbound service - (24 hours a day, 7 days a week, 365 days a  Produce, mail and/or insert direct marketing promotions
        year) Includes order entry, customer inquiries and call       (mails pieces or ads) for product(s) or service(s) to its
        back, add new records, database edits, marketing/demographic  registered or prospective user base.  Such promotions should
        surveys, if applicable                                        include:  Assigned toll free number(s), fax number(s),
                                                                      mailing address, previously defined product
                                                                      or service pricing, customer shipping &
                                                                      handling charges and sales tax instructions.
                                                                      CLIENT will submit promotions to
                                                                      SOFTBANK for review before final
                                                                      printing or publication. CLIENT
                                                                      will also provide samples of final
                                                                      pieces for reference by SOFTBANK Associates
(50,60,70) Outbound service - 8:30 am - 8:00 pm (ET),                 working on CLIENT's behalf.
           Monday through Friday except for these holidays:

                  New Years Day             Labor Day
                  Memorial Day              Thanksgiving
                  4th of July               Christmas

        Includes order entry, customer inquiries and call backs, add new records, database edits, marketing/demographic surveys, if applicable

(25950) Minimum Monthly Volume Commitment                             In the event CLIENT's actual volume does not meet the minimum forecasted volume commitments, CLIENT is responsible for
                                                                      payment of fees as set forth under the "SOFTBANK Fee"
                                                                      column.  CLIENT shall make monthly payments based on the
                                                                      foregoing commitments and said payments shall be reflected in
                                                                      CLIENT's invoice. CLIENT must provide SOFTBANK with a ninety
                                                                      (90) day rolling forecast to be submitted to SOFTBANK on the
                                                                      CLIENT



[****] Confidential treatment has been requested for this portion pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

                           CONFIDENTIAL & PROPRIETARY
                                     Page 3

                               ADDENDUM NUMBER (2)
                    SERVICE FEE & RESPONSIBILITIES ATTACHMENT
                           JUNO ONLINE SERVICES, L.P.
                  FEES EFFECTIVE UPON COMMENCEMENT OF SERVICES
                   All services performed by SOFTBANK shall be
                  rendered in accordance with the fees defined
                   herein and shall be in addition to services
                    and fees set forth in the Master Service
                    Agreement or any previously incorporated
                                    Addendum.

SERVICE/SOFTBANK RESPONSIBILITIES                                     SOFTBANK FEE

(20220)    Tracers                                                      $[****] per tracer

MAIL/FAX/INTERNET/EMAIL RESPONSE PROCESSING
(20100)    Exception processing mail/fax responses                      $[****] per mail/fax/manual response - one letter
         (NO DISK SIZE, NO PAYMENT TYPE, MISSING
         PROOF OF PURCHASE, CREDIT CARD REJECTS, ETC.)

FULFILLMENT:
(2700)  All shipped product                                             $[****] per shipment (first unit only)
                                                                        $[****] per additional unit on a shipment

          Fulfillment Surcharges:
(19350)      International shipments (INCLUDES CANADA)                  $[****] per shipment
(11000-   Packaging fee
11022)    Shippable                                                     $[****] per shipment
             Packable                                                   $[****] per shipment
(8000)  Freight/Postage:
             Airborne program                                           $[****] up to 4 lbs., $[****] for 5 lbs.++
             Airborne over five pounds (5 lbs.)                         Carrier rates
             + all other carriers                                       Cost
             Postage
(19371= Back order notification and management                          $[****] per notice + postage
card)
(19380) Special warehouse work at CLIENT's request                      $[****] per hour per person
(19412, Receiving/Storage:
19410)    Receiving charge                                              $[****] per pallet
           Monthly storage - pallet location                            $[****] per pallet
(20075)    Product Return Handling                                      $[****] per unit



SERVICE/SOFTBANK RESPONSIBILITIES                                     CLIENT RESPONSIBILITIES
                                                                      FORECAST FORM, attached hereto. In the event
                                                                      SOFTBANK does not receive said forecast,
                                                                      it shall be entitled to rely upon the
                                                                      previous forecast for minimum monthly
                                                                      volume commitment purposes.

(20220)    Tracers

MAIL/FAX/INTERNET/EMAIL RESPONSE PROCESSING
(20100)    Exception processing mail/fax responses
         (NO DISK SIZE, NO PAYMENT TYPE, MISSING
         PROOF OF PURCHASE, CREDIT CARD REJECTS, ETC.)

FULFILLMENT:
(2700)  All shipped product                                           Provide sufficient product and/or literature to meet customer demand.  Provide a consignment invoice for each shipment of product to SOFTBANK.
          Fulfillment Surcharges:
(19350)   International shipments (INCLUDES CANADA)
(11000-   Packaging fee                                               Provide shipping or mailing container (unless CLIENT requests
11022)    Shippable                                                   SOFTBANK to order on CLIENT's behalf).
             Packable

[****] Confidential treatment has been requested for this portion pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

                           CONFIDENTIAL & PROPRIETARY
                                     Page 4

                               ADDENDUM NUMBER (2)
                    SERVICE FEE & RESPONSIBILITIES ATTACHMENT
                           JUNO ONLINE SERVICES, L.P.
                  FEES EFFECTIVE UPON COMMENCEMENT OF SERVICES
                   All services performed by SOFTBANK shall be
                  rendered in accordance with the fees defined
                   herein and shall be in addition to services
                    and fees set forth in the Master Service
                    Agreement or any previously incorporated
                                    Addendum.

SERVICE/SOFTBANK RESPONSIBILITIES                                     SOFTBANK FEE
TELECOMMUNICATIONS:
           Phone charges:  (applies to all services provided)

(9001)  Toll Free inbound - SOFTBANK lines
          U.S. calls                                                    $[****] per minute  (includes  line/access  fees &
                                                                        taxes)
            Canadian calls                                              $[****]  per minute  (includes  line/access  fees
                                                                        & taxes)
(9311)  Telecom  Access Charges
          For cross corporation routing enabling traffic                $[****] per minute (includes access fees & taxes)
          from Worldcom to be routed to CustomerONE MCI T-1s.


(n/a)   Toll inbound                                                    CUSTOMER pays toll charges

(9210)  Toll outbound calls and call backs                              Carrier rates (includes toll charges & taxes)

[****] Confidential treatment has been requested for this portion pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

                           CONFIDENTIAL & PROPRIETARY
                                     Page 5

                              CLIENT FORECAST FORM

*IMPORTANT INFORMATION: In the event the actual volume does not meet the forecasted volume commitments you are providing below, you will be responsible for payment of minimum monthly fees as set forth in the agreement between you and SOFTBANK. You shall make payments based on the agreed upon commitments and said charges for said commitments shall be reflected in your monthly invoice. You must provide SOFTBANK with a ninety (90) day rolling forecast to be submitted to SOFTBANK on this CLIENT Forecast Form. In the event SOFTBANK does not receive an ongoing forecast, it shall be entitled to rely upon the previous forecast for minimum monthly volume commitment purposes and charges.

Client ID Number:                   Client Name:  Juno Online Services
                 ------------                   --------------------------------

Campaign Number:                    Start Date:
                 ------------                   --------------------------------

/ /   Initial Forecast (Minimum ninety (90) days)
/ / Ongoing Forecast (thirty (30) day minimum forecasted time period, to be provided at least thirty (30) days prior to the start of the billing period covered by the forecast)
/ / Revised Forecast (thirty (30) day minimum forecasted time period, to be provided at least fifteen (15) days prior to the start of the billing period covered by the forecast)




                                 90 DAY FORECAST

                                       1st Period        2nd Period         3rd Period
                                      (PERIOD MUST BE EQUIVALENT TO A BILLING/REPORTING
                                                           PERIOD.)
       FORECAST PERIOD DATE
INBOUND               Talk Minutes
                       ACW Minutes

OUTBOUND               Agent Hours

MFRP                   Mail Orders
                        Fax Orders

ETS                          Cases



The foregoing is the undersigned's forecast of volume under the services agreement between CLIENT and SOFTBANK Services Group.


UPGRADE CORPORATION OF AMERICA
D/B/A SOFTBANK SERVICES GROUP                  Juno Online Services, L.P.
                                               ---------------------------------
                                                  CLIENT NAME

-----------------------------------            ---------------------------------
SIGNATURE                                         SIGNATURE

-----------------------------------            ---------------------------------
SIGNATOR'S PRINTED NAME                           SIGNATOR'S PRINTED NAME

-----------------------------------            ---------------------------------
SIGNATOR'S TITLE                                  SIGNATOR'S TITLE

-----------------------------------            ---------------------------------
DATE                                              DATE